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Advice that works.

Trustmark
Banking and Financial Solutions

Sandler O'Neill + Partners, L.P.

East Coast Financial Services Conference

Turnberry Isle Miami, Aventura, FL

November 15, 2012

Forward-Looking Statements

Trustmark
Banking and Financial Solutions

Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. You can identify forward-looking statements by words such as "may," "hope," "will," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "continue," "could," "future" or the negative of those terms or other words of similar meaning. You should read statements that contain these words carefully because they discuss our future expectations or state other "forward-looking" information. These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements. You should be aware that the occurrence of the events described under the caption "Risk Factors" in Trustmark's filings with the Securities and Exchange Commission in this report could have an adverse effect on our business, results of operations and financial condition. Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected.

Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including the extent and duration of the current volatility in the credit and financial markets, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of the European financial crisis on the U.S. economy and the markets we serve, and monetary and other governmental actions designed to address the level and volatility of interest rates and the volatility of securities, currency and other markets, the enactment of legislation and changes in existing regulations, or enforcement practices, or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, changes in our compensation and benefit plans, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, natural disasters, environmental disasters, acts of war or terrorism, the expected timing and likelihood of completion of the proposed merger with BancTrust Financial Group, Inc., (BancTrust), including the timing, receipt and terms and conditions of required regulatory approvals of the proposed merger that could reduce anticipated benefits or cause the parties to abandon the merger, the ability to maintain relationships with customers, employees or suppliers as well as the ability to successfully integrate the business and realize cost savings and any other synergies and the risk that the credit ratings of the combined company or its subsidiaries may be different from what the companies expect, the risk that the proposed merger with BancTrust is terminated prior to completion and results in significant transaction costs to Trustmark, and other risks described in our filings with the Securities and Exchange Commission.

Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Corporate Profile

Trustmark
Banking and Financial Solutions

Trustmark is an integrated provider of banking and financial solutions

At September 30, 2012	
Total Assets	$9.9 billion
Total Loans (HFI & Acquired)	$5.6 billion
Total Deposits	$7.8 billion
Market Cap	$1.6 billion
Banking Centers	170



TENNESSEE
MISSISSIPPI
ALABAMA
GEORGIA
TEXAS
LOUISIANA
FLORIDA

Financial Results	2010	2011	9/30/2012 YTD
Net Income ($Millions)	$100.6	$106.8	$89.6
EPS – Diluted	$1.57	$1.66	$1.38
ROATCE	12.31%	12.25%	12.91%
ROAA	1.08%	1.11%	1.22%

Total Shareholder Return – September 30, 2012

	One Year	Three Year	Five Year
Trustmark	39.5%	46.8%	2.9%
NASDAQ Bank Index	39.1%	22.8%	-31.8%
KBW Regional Bank Index	48.1%	44.7%	-30.5%

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Advice that works.

Investment Thesis

Trustmark
Banking and Financial Solutions

- ✓ Proven ability to achieve superior profitability
- ✓ Stable and diversified business mix in attractive markets
- ✓ Effective credit risk management program
- ✓ Opportunities for profitable growth
- ✓ Focused on maximizing long-term shareholder value

Proven Ability to Achieve Superior Profitability

Trustmark
Banking and Financial Solutions

ROAA Q3 2012



1.21%
1.12%
1.01%
0.99%
0.73%
0.70%
0.47%
0.46%
TRMK
CFR
HBHC
RF
BXS
IBKC
SNV
FHN

Average ROAA 2007 - 2011



1.33%
1.08%
1.02%
0.89%
0.61%
CFR
TRMK
IBKC
HBHC
BXS
FHN
-0.20%
RF
-0.85%
SNV
-1.39%

ROATCE Q3 2012



13.27%
12.80%
12.61%
12.39%
8.54%
7.91%
5.09%
3.52%
HBHC
CFR
TRMK
RF
BXS
IBKC
FHN
SNV

Average ROATCE 2007 – 2011



17.72%
15.04%
13.88%
10.87%
9.14%
CFR
IBKC
TRMK
HBHC
BXS
FHN
-5.24%
RF
-5.75%
SNV
-20.92%

Source: SNL Financial and company reports

...Driven by Strong Net Interest Margin and Efficiency Ratio

Trustmark
Banking and Financial Solutions

Net Interest Margin Q3 2012



4.55%
4.06%
3.63%
3.57%
3.48%
3.46%
3.16%
3.10%
HBHC
TRMK
IBKC
BXS
CFR
SNV
FHN
RF

Average Net Interest Margin 2007 - 2011



4.28%
4.17%
3.96%
3.72%
3.43%
3.19%
3.08%
3.05%
CFR
TRMK
HBHC
BXS
SNV
IBKC
RF
FHN

Efficiency Ratio[1] Q3 2012



60.35%
60.51%
62.96%
63.36%
64.33%
70.16%
72.29%
76.51%
TRMK
CFR
SNV
RF
HBHC
BXS
IBKC
FHN

Average Efficiency Ratio [1] 2007 - 2011



56.79%
57.55%
58.25%
59.66%
63.08%
65.15%
68.68%
73.93%
TRMK
RF
CFR
SNV
HBHC
BXS
IBKC
FHN

Source: SNL Financial and company reports
(1) Efficiency ratio calculated as noninterest expense before foreclosed property expense amortization of intangibles, and goodwill impairments as a percent of net interest income (fully taxable equivalent, if applicable) and noninterest revenues, excluding only gains from securities transactions and nonrecurring items.

Strong NIM and Efficiency

Robust Capital Position Provides Strategic Flexibility

Trustmark
Banking and Financial Solutions

- ✓ **Continued leadership position in capital strength among mid-cap peers**
- ✓ **Leverage capital with BancTrust merger and organic growth**

Q3-12 Peer TCE/TA (%)



10.13%
9.09%
9.01%
8.91%
8.80%
8.49%
8.13%
7.35%
TRMK
HBHC
IBKC
BXS
CFR
RF
FHN
SNV

Q3-12 Peer Total Risk Based Capital Ratio



17.25%
16.17%
15.98%
15.62%
15.00%
14.81%
14.54%
13.92%
TRMK
SNV
FHN
CFR
RF
BXS
IBKC
HBHC

Source: SNL Financial and company reports

Robust Capital Position and Attractive Dividend

✓ **Given quality and stability of earnings, Trustmark has increased its dividend over time and maintained it through the cycle**

Trustmark's Annual Dividend - Last 20 Years



$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.92
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011

Dividend Yield (%)



3.78%
3.34%
3.10%
2.97%
1.69%
0.56%
0.42%
0.27%
TRMK
CFR
HBHC
IBKC
SNV
RF
FHN
BXS

(1) Indicated annual dividend as percent of September 30, 2012 closing price
Source: SNL Financial and company reports

Positioned for Continued Success

Trustmark
Banking and Financial Solutions

	Industry Outlook	Trustmark
Economy	• Slow recovery with continued uncertainty	• Solid customer relationships with strong market share • Growth opportunities evident in Houston and Memphis • Mississippi franchise provides stability and potential for selective growth • Pending BancTrust merger provides access to new and attractive markets to leverage the Trustmark franchise
Interest Rates	• Prolonged low interest rate environment	• Demonstrated ability to maintain superior net interest margin through the cycle but not immune from margin compression
Regulatory Reform	• Revenue headwinds from Durbin Amendment • Increased compliance costs • Anticipated higher regulatory capital requirements	• Durbin Amendment – no significant change in revenue expected in 2013; potential revenue reduction of $8 million when assets exceed $10 billion as defined by regulatory guidelines
Profitability	• Challenging outlook given economic, interest rate and regulatory environment	• Significant consolidation opportunities from BancTrust merger • Targeted process improvements designed to enhance productivity and efficiency
Consolidation	• Sluggish economic environment, revenue headwinds, increased compliance costs, and the potential for higher capital levels will likely result in increased consolidation	• Primary focus to ensure seamless conversion of BancTrust • Proven capabilities to successfully acquire and integrate financial services firms

Diversified and Stable Business Mix
($ in millions)

Year to Date September 30, 2012

Total Revenue $391


Corporate and Real Estate Banking, $46
12%
Wealth Management, $22
6%
Insurance, $22
6%
Mortgage, $50
13%
Treasury & Other, $16
4%
Central MS, $88
22%
MS Community Banks, $83
21%
Florida, $20
5%
Texas, $30
8%
Tennessee, $14
4%

Total Noninterest Income $132


General Banking $25
19%
Wealth Management $18
14%
Insurance $21
16%
Mortgage $30
22%
Service Charges $38
29%

Fee Income to Total Revenue 33.7%

Diversified Revenue Base

Diversified Loan Portfolio

($ in millions)

Trustmark
Banking and Financial Solutions

- Loan portfolio has transitioned through economic cycle
- In low rate, competitive environment not all loan growth improves profitability
- Remain disciplined in credit process and pricing
- Capacity, ability and desire to increase exposure to certain asset classes as market opportunities become available

Total Loans $5,676
September 30, 2012
(HFI and Acquired)



Other real estate secured $189
3%
Consumer loans $185
3%
Construction, land development and other land loans $476
8%
Other loans $629
11%
Secured by 1-4 family residential properties $1,554
27%
Secured by nonfarm, nonresidential properties $1,473
26%
Commercial and industrial loans $1,169
21%

Prudent Credit Risk Management
($ in millions)

Trustmark
Banking and Financial Solutions

	Quarter Ended					
	9/30/2011	12/31/2011	3/31/2012	6/20/2012	09/30/2012	YOY % Change
Nonaccrual Loans	$99.6	$110.5	$105.7	$99.7	$80.7	-19.0%
Other Real Estate	$89.6	$79.1	$75.7	$73.7	$82.5	-7.9%
Nonperforming Assets	$189.2	$189.5	$181.5	$173.4	$163.1	-13.8%
Nonperforming Assets/Total Loans (incl LHFS) + ORE	3.11%	3.08%	2.99%	2.88%	2.75%	-36 bps
Provision for Loan Losses/Average Loans	0.53%	0.40%	0.22%	0.04%	0.23%	-30 bps
Net Charge-offs/Average Loans	0.36%	0.40%	0.13%	0.46%	0.31%	-5 bps

Continued improvement in credit quality
(at September 30, 2012):

- Nonperforming assets totaled $163.1 million
  - lowest level since year end 2008
  - a 36.4% decline from the peak of $256.7 million at March 31, 2010
- Classified loans decreased $71.1 million, or 20.6%, from levels one year earlier
- Criticized loans decreased $69.0 million, or 16.5%, from levels one year earlier

Q3 2012 NCOs/Average Loans



0.11%
0.13%
0.31%
0.36%
0.58%
1.36%
1.89%
1.95%
IBKC
CFR
TRMK
HBHC
BXS
RF
FHN
SNV

Note: All ratios represented herein exclude acquired loans and covered other real estate.
Source: SNL Financial and company reports

Attractive, Low Cost Core Deposit Base

($ in millions)

Deposit Trends


$6,869
$6,824
$7,188
$7,045
$7,566
$7,804
22%
22%
23%
23%
27%
27%
2007
2008
2009
2010
2011
Q3-12
Interest Bearing
Noninterest Bearing

Cost of Deposits


3.63%
2.87%
2.50%
2.00%
1.44%
1.13%
0.88%
0.68%
0.63%
0.48%
0.44%
0.33%
2007
2008
2009
2010
2011
Q3-12
Interest-Bearing Deposits
Total Deposits

Total Deposits $7,804
September 30, 2012


Time Deposits
$1,912
25%
Non-Int
Bearing DDA
$2,119
27%
Savings
$408
5%
MMDA
$1,176
15%
28%
Interest
checking
$2,190

Source: SNL Financial and company reports

Attractive, Low Cost Core Deposit Base

Mergers and Acquisitions

Trustmark
Banking and Financial Solutions

Heritage Banking Group – Carthage, MS

- ✓ Acquired from FDIC on April 15, 2011
- ✓ #1 deposit market share in Leake County, 8 branches, 4 of which were consolidated into existing TRMK Offices
- ✓ At acquisition, fair value of loans and deposits of $107.4 million and $204.3 million, respectively.

Bay Bank & Trust Co., Panama City, FL

- ✓ Acquired March 16, 2012
- ✓ In-market transaction creates #2 deposit market share in Bay County
- ✓ Fair value of loans and deposits of $97.9 million and $208.8 million, respectively at acquision.


TENNESSEE
MISSISSIPPI
ALABAMA
GEORGIA
TEXAS
LOUISIANA
FLORIDA
Trustmark
Heritage
Bay Bank

Strategically Compelling and Financially Attractive

- ✓ Exceptional opportunity to expand footprint into attractive Alabama markets and increase scale in existing Florida franchise
- ✓ Immediately accretive to operating EPS
- ✓ Credit risk is well understood and manageable; loans and OREO appropriately marked
- ✓ Straightforward system conversions
- ✓ Strong pro forma capital ratios provide flexibility to continue to take advantage of market opportunities
- ✓ Transaction expected to close in Q1-13, pending regulatory approval

BancTrust Financial Group, Inc.





BancTrust Financial Group Overview & Strategic Rational

Trustmark
Banking and Financial Solutions

- ✓ 26-year-old bank holding company headquartered in Mobile, AL
  - 3rd largest bank headquartered in Alabama
- ✓ As of September 30, 2012
  - $2.0 billion in assets
  - $1.2 billion in loans
  - $1.8 billion in deposits
  - $900 million in trust account assets
  - 40 offices in Alabama, 9 offices in Florida Panhandle
- ✓ Strong market share and deep customer relationships
- ✓ Provides entry to 15+ Alabama markets, including Mobile, Montgomery and Selma
- ✓ Enhances Trustmark's existing franchise in Florida Panhandle
- ✓ Significant opportunity to generate additional revenue and leverage Trustmark's operating platform
- ✓ Ability to deliver Trustmark's full suite of banking, mortgage banking, wealth management and insurance services to BancTrust's markets

Pro Forma Branch Map


Memphis
Jackson
Montgomery
Mobile
Houston
Trustmark Locations
BankTrust Locations

Strategic Priorities to Enhance Long-Term Shareholder Value

Trustmark
Banking and Financial Solutions

- ✓ Profitable expansion of revenue base
- ✓ Disciplined expense management
- ✓ Reengineer processes to increase productivity and efficiency
- ✓ Sustain credit quality improvement
- ✓ Position for changing regulatory environment

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions

Supplemental Information

Jackson Metro

Trustmark
Banking and Financial Solutions



Flora
Nevada
Brownsville
Ridgeland
Sand Hill
Fannin
Flowood
Jackson
Raymond
Siwel
Sunkist
Richland
Brandon
Shiloh
Midway
Pat
Johns
Whites

● Banking center



Trustmark Bank

- Trustmark has $2.0 billion in loans and $3.6 billion in deposits+
- Maintain market dominance through cross-selling and retention

County	2011 Population	2011-16 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Hinds	244,155	-1.24%	38.75%	22
Rankin	143,087	7.33%	35.09%	11
Madison	96,927	8.42%	22.76%	9
TOTAL	**484,169**	**3.23%**	**34.39%**	**42**

+ As 09/30/2012
++ As of 6/30/2012
Source: SNL Financial and ESRI

Houston MSA



Houston
Pasadena
Kingwood
Atascocita
Sugar Land
Missouri City
Pearland
Friendswood
League City
Rosenberg
Richmond
Katy
Tomball
Humble
Channelview
Deer Park

Banking center



Trustmark Bank

- **Trustmark has $832 million in loans and $436 million in deposits+**
- **Building stronger commercial, retail, and wealth management platforms**

Market	**2011 Population**	**2011-16 Projected Population Growth**	**Deposit Market Share++**	**TRMK Banking Centers**
Houston MSA	6,055,840	9.60%	0.28%	16

+ As of 09/30/2012
++ As of 6/30/2012
Source: SNL Financial and ESRI

Memphis MSA

Trustmark
Banking and Financial Solutions


Trustmark


Memphis
West Memphis
Marion
Rosemark
Galloway
Lakeland
Fisherville
Macon
Miller
Rather
Southaven
Cayce
Slayden
Newport
Victoria
Mack
Trinity
Meeman Shelby State Park
Lake McKellar

● Banking center

- ➢ Trustmark has $362 million in loans and $670 million in deposits+
- ➢ Focus on middle market commercial and real estate lending

Market	2011 Population	2011-16 Projected Population Growth	Deposit Market Share++	TRMK Banking Centers
Memphis MSA	1,320,736	2.25%	2.92%	21

\+ As of 09/30/2012
++ As of 6/30/2012
Source: SNL Financial and ESRI

Florida Panhandle

Trustmark
Banking and Financial Solutions





TRMK
BTFG
Crestview
Dorcas
Pond Creek
DeFuniak Springs
Douglass Crossroads
Bonifay
Chipley
Brock Crossroad
Redbay
Holmes Valley
Valparaiso
Eglin Air Force Base
Choctaw Beach
Choctawhatchee Bay
Freeport
Bruce
Red Head
Greenhead
Fort Walton Beach
Destin
Laguna Beach
Panama City Beach
West Bay
Southport
Lynn Haven
Cedar Grove
Panama City
Callaway

- **Trustmark has $420 million in loans and $426 million in deposits+**
- **Cross-sell to Fisher Brown Bottrell commercial insurance customers**
- **Focus on commercial lending and expansion of wealth management**

County	2011 Population	2011-16 Projected Population Growth	ProForma Deposit Market Share++	ProForma Banking Centers
Bay	169,316	3.81%	14.68%	11
Okaloosa	181,194	2.00%	2.65%	4
Walton	55,688	6.20%	19.53%	7
Total	**406,198**	**3.33%**	**9.24%**	**22**

+ As of 09/30/2012
++ As of 6/30/2012, ProForma TRMK/BTFG Merger
Source: SNL Financial and ESRI

Community Involvement
Leadership by Example

- Trustmark has made significant investments in excess of $2.0 million annually to support the arts, economic development, education, health and social services in the communities we serve.
- We have given our personal and company time to participate in more than 80 nonprofit programs designed to strengthen our communities. This support resulted in more than 20,000 hours of volunteer time spent to improve the quality of life for our friends and neighbors in 2011.
- Trustmark Associates taught more than 250 classes in financial literacy and home buyer's education in 2011
- Trustmark supports 43 Adopt-A-School programs, including the longest-running partnership program of 32 years in the Jackson Public School system



A Gift of Time
Trustmark Associates Working
for our Community

Contact Information

Trustmark Corporation's common stock is listed on the NASDAQ National Market System and is traded under the symbol TRMK. Additional information is available at www.trustmark.com.

Investor Inquiries:

Louis E. Greer
Treasurer and Principal Financial Officer
601-208-2310
lgreer@trustmark.com

F. Joseph Rein, Jr.
Senior Vice President
601-208-6898
jrein@trustmark.com

Shareholder Services
Trustmark's shareholder services are provided by American Stock Transfer & Trust Company, LLC

Trustmark Corporation
c/o American Stock Transfer & Trust Co.
Operations Center
6201 15th Avenue
Brooklyn, NY 11219
(877) 476-4393
info@amstock.com
www.amstock.com

People you trust.
Advice that works.

Trustmark
Banking and Financial Solutions